UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

JCM Partners, LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-32653	94-3364323

(Commission File Number)	(I.R.S. Employer Identification No.)

2151 Salvio Street, Suite 325, Concord, CA	94520

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 676-1966

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Section 8 – Other Events

Item 8.01. Other Events.

On September 22, 2004, the Company’s Board of Managers approved the revised Description of Securities attached hereto and the revised Summary of the Operating Agreement attached hereto. These documents were revised to reflect the amendments to the Class 1 Certificate of Designations and the Class 2 Certificate of Designations approved by the Members at the Annual Meeting on June 22, 2004.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.

99.1 Description of Securities (as revised September 22, 2004)

99.2 Summary of Operating Agreement (as revised September 22, 2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JCM PARTNERS, LLC

Date: September 30, 2004	By:	/s/ Gayle M. Ing

Gayle M. Ing President and Chief Executive Officer

EXHIBIT INDEX

Designation	Description
99.1	Description of Securities (as revised September 22, 2004)

99.2	Summary of Operating Agreement (as revised September 22, 2004)